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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 28, 2005
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                   North American Galvanizing & Coatings, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                        1-3920                    71-0268502
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 (State or other                   (Commission                (IRS Employer
   jurisdiction                    File Number)           Identification Number)
of incorporation)


               2250 East 73rd Street
                  Tulsa, Oklahoma                              74136-6832
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      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (918) 494-0964
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2005, NAGalv-Ohio, Inc. ("NAGalv"), an indirect wholly owned subsidiary of North American Galvanizing & Coatings, Inc. (the "Company"), entered into a definitive agreement with Gregory Industries, Inc. ("Gregory") to acquire Gregory's hot-dip galvanizing assets (the "Assets") located in Canton, Ohio. The acquisition of the Assets closed simultaneously with the entry into such agreement. The total purchase price for the Assets was approximately $3.6 million subject to certain post-closing adjustments in connection with uncollectible accounts. NAGalv paid such purchase price entirely with cash contributed to NAGalv by the Company. The Asset Purchase Agreement by and between NAGalv and Gregory is attached hereto as exhibit 10.1.



ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
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           10.1      Asset Purchase Agreement, dated February 28, 2005, by and
                     between NAGalv-Ohio, Inc. and Gregory Industries, Inc.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              NORTH AMERICAN GALVANIZING & COATINGS, INC.



Date:    March 2, 2005        By:  /s/ Paul R. Chastain
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                              Name:   Paul R. Chastain
                              Title:  Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX
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10.1     Asset Purchase Agreement, dated February 28, 2005, by and between
         NAGalv-Ohio, Inc. and Gregory Industries, Inc.